UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 22, 2017

Ladenburg Thalmann Financial Services Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	001-15799	650701248
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4400 Biscayne Blvd., 12th Floor, Miami, Florida		33137
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(305) 572-4100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 1.01 Entry into a Material Definitive Agreement.

On May 22, 2017, Ladenburg Thalmann Financial Services Inc. (the "Company") entered into an Equity Distribution Agreement (the "Distribution Agreement") with Jefferies LLC ("Jefferies"), as representative of the sales agents listed in Schedule I thereto (the "Sales Agents"), pursuant to which the Company may issue and sell over time and from time to time, to or through Jefferies, up to 8,000,000 shares (the "Shares") of its 8.00% Series A Cumulative Redeemable Preferred Stock, $0.0001 par value per share ("Series A Preferred Stock").

Sales of the Shares pursuant to the Distribution Agreement, if any, may be effected by any method permitted by law deemed to be an "at-the-market" offering as defined in Rule 415 of the Securities Act of 1933, as amended, including, without limitation, directly on the NYSE MKT LLC or any other existing trading market for the Series A Preferred Stock or through a market maker, up to the amount specified, and otherwise to or through Jefferies in accordance with the placement notice delivered by the Company to Jefferies. Also, with the prior consent of the Company, some or all of the Shares issued pursuant to the Distribution Agreement may be sold in privately negotiated transactions. Under the Distribution Agreement, the Sales Agents will be entitled to compensation of up to 2.0% of the gross proceeds from the sale of all of the Shares sold through Jefferies, as sales agent.

The Shares sold pursuant to the Distribution Agreement will be issued pursuant to a prospectus dated April 27, 2017, as supplemented by a prospectus supplement dated May 22, 2017, in each case filed with the Securities and Exchange Commission (the "Commission") pursuant to the Company’s effective Registration Statement on Form S-3 (File No. 333-216733) (the "Registration Statement") which was initially filed with the Commission on March 16, 2017 and declared effective on April 27, 2017. Interested investors should read the Registration Statement and all documents incorporated therein by reference. The Distribution Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the material terms of the Distribution Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to such exhibit.

The Distribution Agreement has been included to provide investors and security holders with information regarding its terms and conditions. The representations, warranties and covenants contained in the Distribution Agreement were made only for purposes of that agreement and as of specific dates, and were solely for the benefit of the parties to the Distribution Agreement. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Distribution Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company.

On May 17, 2017, in connection with the offering of the Shares described above, the Company terminated the Equity Distribution Agreement, dated May 22, 2015, by and between the Company and Jefferies (the "May 2015 Agreement"), as representative of the sales agents listed in Schedule I thereto, which termination became effective May 18, 2017. The Company will not incur any termination penalties as a result of such termination.

The Company sold a total of 1,554,916 shares under the terms of the May 2015 Agreement. A total of 1,445,084 authorized but unissued shares previously covered under the May 2015 Agreement are being carried over to and included in the Shares to be sold pursuant to the Distribution Agreement.

This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy any securities. The Registration Statement relating to these securities has been filed with the Commission and is effective. Copies of the prospectus supplement and accompanying prospectus relating to the offering may be obtained when available by contacting Jefferies LLC, Attn: Prospectus Department, 520 Madison Ave., 12th Floor, New York, New York 10022, Telephone: 1-877-547-6340, or by visiting EDGAR on the Commission’s website at www.sec.gov.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated in Item 1.02 by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the issuances and sales of the Shares to be made pursuant to the Distribution Agreement, the Company caused Articles of Amendment to its Articles of Incorporation (the "Articles of Amendment") to be filed with the Department of State of the State of Florida on May 19, 2017, to designate 6,554,916 of the Shares as additional shares of Series A Preferred Stock. The remaining balance of the Shares to be sold under the Distribution Agreement described in Item 1.01 above, equal to 1,445,084 authorized but unissued shares, were previously included in the Company’s prospectus supplement, dated and filed with the Commission on May 22, 2015 in connection with the May 2015 Agreement described in Item 1.01 above, and were designated as shares of Series A Preferred Stock in connection therewith. The Articles of Amendment became effective on May 22, 2017.

The Articles of Amendment provide that the Company will pay monthly cumulative dividends on the Shares on the 28th day of each month (provided that if any dividend payment date is not a business day, then the dividend which would otherwise have been payable on that dividend payment date may be paid on the next succeeding business day without adjustment in the amount of the dividend) at 8.00% of the $25.00 per share liquidation preference per annum (equivalent to $2.00 per annum per share). The Articles of Amendment further provide that dividends will be payable to holders of record as they appear in the stock records of the Company for the Shares at the close of business on the applicable record date, which shall be the 15th day of each month, whether or not a business day, in which the applicable dividend payment date falls.

The Shares will not be redeemable before May 24, 2018, except upon the occurrence of a Change of Control (as defined in the Articles of Amendment). On or after May 24, 2018 the Company may, at its option, redeem any or all the Shares at $25.00 per share plus any accumulated and unpaid dividends to, but not including, the redemption date. Also, upon the occurrence of a Change of Control, the Company may, at its option, redeem any or all of the Shares within 120 days after the first date on which such Change of Control occurred at $25.00 per share plus any accumulated and unpaid dividends to, but not including, the redemption date. The Shares have no stated maturity, are not subject to any sinking fund or mandatory redemption and will remain outstanding indefinitely unless repurchased or redeemed by the Company or converted into the Company’s common stock in connection with a Change of Control by the holders of the Shares.

Upon the occurrence of a Change of Control, each holder of the Shares will have the right (subject to the Company’s election to redeem the Shares in whole or in part, as described above, prior to the Change of Control Conversion Date (as defined in the Articles of Amendment)) to convert some or all of the Shares held by such holder on the Change of Control Conversion Date into a number of shares of the Company’s common stock per share determined by formula, in each case, on the terms and subject to the conditions described in the Articles of Amendment, including provisions for the receipt, under specified circumstances, of alternative consideration as described in the Articles of Amendment.

Except under limited circumstances, holders of the Shares generally do not have any voting rights.

The foregoing description of the Articles of Amendment is a summary only, does not purport to be complete and is qualified in its entirety by reference to the full text of the Articles of Amendment, a copy of which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

On May 22, 2017, Holland & Knight LLP delivered to the Company an opinion with respect to the validity of the Shares (the "Opinion"). The Opinion and consent of Holland & Knight LLP are being filed herewith as Exhibit 5.1 and Exhibit 23.1, respectively, to this Current Report on Form 8-K, and are thereby automatically incorporated by reference into the Company’s Registration Statement on Form S-3 (No. 333-216733), in accordance with the requirements of Item 601(b)(5) and Item 601(b)(23), respectively, of Regulation S-K.

(d) Exhibits.

Exhibit No. Exhibit Description

1.1 Equity Distribution Agreement, dated May 22, 2017, between Ladenburg
Thalmann Financial Services Inc. and Jefferies LLC,
as representative of the Sales Agents listed on Schedule I thereto.

3.1 Articles of Amendment to Articles of Incorporation designating 6,554,916 additional shares of Ladenburg Thalmann Financial Services Inc.'s 8.00%
Series A Cumulative Redeemable Preferred Stock.

5.1 Opinion of Holland & Knight LLP, regarding validity of the securities to be issued.

23.1 Consent of Holland & Knight LLP (included in Exhibit 5.1).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ladenburg Thalmann Financial Services Inc.

May 22, 2017	By:	/s/ Brett H. Kaufman

Name: Brett H. Kaufman
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

1.1	Equity Distribution Agreement, dated May 22, 2017, between Ladenburg Thalmann Financial Services Inc. and Jefferies LLC, as representative of the Sales Agents listed on Schedule I thereto.
3.1	Articles of Amendment to Articles of Incorporation designating 6,554,916 additional shares of Ladenburg Thalmann Financial Services Inc.'s 8.00% Series A Cumulative Redeemable Preferred Stock.
5.1	Opinion of Holland & Knight LLP, regarding validity of the securities to be issued.